Exhibit Number  32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Great Western Bancorporation, Inc (“Great Western”) on Form 10-K for the period ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James R. Clark, Chief Financial Officer of Great Western, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)                                  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Great Western.

/s/ James R. Clark
James R. Clark,
Chief Financial Officer